WILLIS GROUP HOLDINGS Bank of America Merrill Lynch Insurance Conference February 16, 2012 Joe Plumeri Chairman and Chief Executive Officer Exhibit 99.1

Willis: A leading global insurance broker
Broad range of professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services
Global distribution capabilities to meet risk management needs of large multinational and middle market clients
More than 400 offices in 120 countries, with approximately 17,000 employees
Strong sales culture and relentless focus on cost control
Willis Global Franchise 2011 Commissions and Fees by Segment
Willis Subsidiaries and Associates

2011: A year in transition
2011 challenges
Continued economic weakness, particularly in North America, U.K. and Europe
Rates were soft but less of a headwind in latter half of 2011
Increased operational costs due to:
Continued investment in growth markets
Increased retention award amortization
Reinstatement of salary reviews and 401k match
North America:
Poor performance of Loan Protector
Economy continued to pressure Employee Benefits and Construction
Business lost through M&A and legacy HRH business defections in Q4
Changes in broker compensation in Employee Benefits
International
Significant deterioration of economic conditions in Europe, and UK
Lost business in UK retail business– including M&A and one-offs
Associates
Gras Savoye performance

2011: A year in transition (cont.)
What we achieved
Undertook and completed Company-wide operational review
Aimed at aligning resources and positioning the company for future growth
Total charge of $180m in 2011
Resulting in cost savings of approximately $80m in 2011
Expected annualized savings of ~$135m, ($55 million 2012 benefit)
Reinvesting savings in future growth opportunities
Successfully refinanced debt
Replaced $500m of 12.875% senior notes and $800m bank facility
Reduced interest expense
Extended maturity profile
Increased financial flexibility
Improved capacity to buyback stock
Rolled out revenue initiatives
Sales 2.0
WillPlace
Global Solutions

2011: A year in transition (cont.)
What we achieved:
4% reported and 2% Organic C&F growth
Global
- organic C&F growth of 7% with growth in each business unit
Reinsurance up high single-digits led by growth in North America
Global Specialties up mid single-digits, led by Energy, Marine and Aerospace
Willis Faber & Dumas and Willis Capital Markets & Advisory both up mid-single digits
International -
organic growth of 5%
Double-digit growth in Latin America and Eastern Europe; high single-digit growth in Asia
Mid single digit growth in continental Europe and low single-digit decline in UK & Ireland with economic weakness across much of the region
North America -
organic C&F decline of 4%, decline of 2% ex- Loan Protector
22.5% adjusted operating margin
Down 50 bps from prior year
Adjusted EPS  of $2.75, unchanged from prior year

See important disclosures regarding Non-GAAP measures on page 24

Commissions and fees:
$3.42 billion (2011)
Average organic growth
2006 – 2011:
Willis  4%
Peers  0%
Annual premiums written:
~$40 billion +
Relationships with more than
5,000 insurance carriers worldwide
Strong track record of organic growth leadership
8%
3%
4%
2%
4%
2%
3%
0%
(1)%
(2)%
(1)%
2%
2006 2007 2008 2009 2010 2011
Willis Peer Average

Note: Peer averages are based on Willis estimates using public information from AJG, AON, BRO, MMC
See important disclosures regarding Non-GAAP measures on page 24

7 Growth driven by new business production % Organic growth in commissions and fees 6% average net new underlying business 2006 – 2011 See important disclosures regarding Non-GAAP measures on page 24

23%
24%
21%
22%
23% 23%
21%
19% 19%
21% 21%
20%
2006 2007 2008 2009 2010 2011
Willis Peer Average
Strong adjusted operating margins
Average 2006 – 2011 Willis  23% Peers  20%
Note: Peer averages are based on Willis estimates using public information from AJG, AON, BRO, MMC
See important disclosures regarding Non-GAAP measures on page 24

Strong cash flow from operations
2011 uses of cash
Dividends (~ $170 million)
Mandatory debt repayments (~$110 million)
Operational review (~$100 million)
Capex (~ $110 million)
2012 expected uses of cash
Similar to 2011, except
Mandatory debt repayments reduce to ~$8
million following term loan refinancing
Share repurchases (up to $100 million)
See important disclosures regarding forward-looking statements on page 23
2011 decline driven by Operational Review cash outflow of ~$100m

10 10
1.3x
1.8x
3.8x
2.7x
2.6x
2.5x
2006 2007 2008 2009 2010 2011
Leverage Ratios Continue to Improve
Debt / Adjusted EBITDA
• Adjusted EBITDA $915 million in 2011, an improvement of $3 million versus 2010
• Debt outstanding $2.4 billion as at December 31, 2011, a reduction of $281 million since 2008
Improvement in leverage ratio reflects improved operating performance and capital management actions
See important disclosures regarding Non-GAAP measures on page 24
(a)
(a) Includes impact from acquisition of HRH as of 10/1/2008.

Capital priorities
Reinvestment in the business for future growth
Continue to pay down debt
Aim to reduce Debt/EBITDA to low 2x level
Share repurchase
Announced buyback of up to $100m for 2012
Small “tuck-in” accretive acquisitions
Dividend
Announced 3.8% increase to annual rate of $1.08 per share

See important disclosures regarding forward-looking statements on page 23

* * * * * * 12 Looking ahead

2012 - driving growth
Continue to realign our business model to further grow the Company
Deliver the Willis Cause
Grow each of our businesses
Nurture growth in North America
Harness growth in International
Maximize the Global businesses
Share repurchase
Small “tuck-in” accretive acquisitions
Adjusted operating margin expansion & adjusted EPS growth

See important disclosures regarding forward-looking statements on page 23

Rate environment evolving
See important disclosures regarding forward-looking statements on page 23
Seeing early signs of overall improvement :
Rates were slightly positive in North America in 4Q2011
January survey of Willis brokers in North America
Property up mid-single digits
Casualty and personal lines up low-single digits
Jan 1, 2012 US reinsurance renewals saw positive rate trend on catastrophe affected property
Willis is well placed to benefit from improvement in rate environment
North America premium volume of over $13 billion
70% commissions and 30% fees

Wrap up
Willis is in great shape
Operational review complete and delivering savings
Revenue initiatives rolled out – focus on execution
Debt refinanced – greater flexibility
Strong balance sheet
The right management team in place to lead us forward
Well placed to benefit from rate improvement

See important disclosures regarding forward-looking statements on page 23

* * * * 16 Appendix

Willis North America overview
Segment overview
Extensive retail platform with leading
positions in major markets
Able to leverage industry and specialty
practice group expertise across network
Major practice groups include:
Employee Benefits (approximately
24% of 2011 North America C&F)
Construction (approximately 12% of
2011 North America C&F)
Healthcare
Real Estate/Hospitality
Financial and Executive Risk
Seven geographic regions, with 120 offices
Other includes Canada and Mexico
See important disclosures regarding Non-GAAP measures on page 24
Northeast
13%
Midwest
18%
Western
14% South
16%
CAPPPS+
12%
Other
7%
Atlantic
20%
2011 commissions and fees – by region
2011 North America C&F: $1.32 billion

Segment overview 2011 commissions and fees – by region
Willis International overview
Retail operations in Eastern and Western
Europe, the United Kingdom & Ireland,
Asia Pacific, the Middle East, South Africa
and Latin America
Providing services to business locally in
over 120 countries; leading positions in
UK, Scandinavia, China and Russia
Offices designed to grow business locally
around the world, making use of the skills,
industry knowledge and expertise
available elsewhere in the Group
International Employee Benefits
generated approximately 12 percent of
2011 International C&F
See important disclosures regarding Non-GAAP measures on page 24
2011 International C&F: $1.03 billion

Segment overview 2011 commissions and fees – by business
Willis Global overview
Reinsurance
Willis Re
One of only three global reinsurance
brokers
Significant market share in major
markets, particularly marine and aviation
Cutting edge analytical and advisory
services, including Willis Research
Network
Complete range of transactional
capabilities including, in conjunction with
Willis Capital Markets & Advisory, risk
transfer via the capital markets
See important disclosures regarding Non-GAAP measures on page 24
2011 Global C&F: $1.07 billion

Segment overview 2011 commissions and fees
Willis Global overview (continued)
Global Specialties
Strong global positions in
Aerospace/Inspace
FINEX and Financial Solutions –
political risks
and UK financial institutions
Marine
Energy
Construction
Willis Faber & Dumas includes
Faber & Dumas -
wholesale brokerage including:
Glencairn Limited - provides access to London &
Bermuda markets
Niche – Fine Art, Jewelry and Specie, Bloodstock
and Kidnap & Ransom
Global Markets International - provides access for
retail clients to global markets
Willis Capital Markets & Advisory
Advises on M&A and capital markets products
See important disclosures regarding Non-GAAP measures on page 24
2011 Global C&F: $1.07 billion

21 See important disclosures regarding forward-looking statements on page 24 The Willis Cause

Delivering the Willis Cause
See important disclosures regarding forward-looking statements on page 24
Deliver the Willis Cause - our value proposition to clients – more consistently and efficiently. Initiatives include:
Client Advocates to deliver all aspects of the Cause to clients
Growing new business through:
Global Solutions to grow our share of the Global 1,220 accounts
Sales 2.0, our industry focused middle market sales initiative
Recruiting talent
Delivering the best markets, price & terms for our clients:
WillPlace
Willis Quality Index
Continue implementation of target operating models
Service & claims metrics to focus resources on client delivery
Continually orienting our culture around Delivering the Willis Cause

Important disclosures regarding forward-looking statements
This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities
Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’,
‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of regional, national or global political, economic, business, competitive, market, environmental and regulatory conditions on our global business operations, including as a result of the Eurozone; the impact of current financial market conditions on our results of operations and financial condition, including as a result of any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to compete effectively in our industry; our ability to implement and realize anticipated benefits of the 2011 operational review or any revenue initiatives; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane, or otherwise; the volatility or declines in other insurance markets and premiums on which our commissions are based, but which we do not control; our ability to retain key employees and clients and attract new business; the timing and ability to carry out share repurchases; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions;
any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes or increases in our pension plan liabilities and funding obligations; our ability to continue to manage our significant indebtedness; our ability to achieve the expected strategic benefits of transactions; changes in the tax or accounting treatment of our operations; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the significant adverse impact the non-
core operations (such as Loan Protector) may have on our operations; our exposure to potential liabilities arising from errors and omissions and other potential claims agai nst us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional information see also Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2010, and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward-
looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Important disclosures regarding Non-GAAP measures
Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.
Adjusted net income is defined as net income, excluding certain items as set out on pages 27 and 28.
Adjusted operating income is defined as operating income, excluding certain items as set out on pages 25 and 26.
Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues.
Adjusted EBITDA is defined as Adjusted operating income, excluding depreciation and amortization
Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; (iii) the net commission and fee revenues related to operations disposed of in each period presented; (iv) in North America, legacy contingent commissions assumed as part of the HRH acquisition and that had not been converted into higher standard commission; and (v) investment income and other income from reported revenues, as set out on pages 31 and 32.
Reconciliations to GAAP measures are provided for selected non-GAAP measures.

Important disclosures regarding Non-GAAP measures (continued)
See related footnotes on page 30
Operating Income to Adjusted Operating Income
2006 2007 2008 2009 2010 2011
(In millions) FY FY FY FY FY FY
Operating Income $552 $620 $503 $694 $753 $591
Excluding:
2011 Operational review
(a)
- - - - - 180
FSA regulatory settlement
(b)
- - - - - 11
Venezuela currency devaluation
(d)
- - - - 12 -
Net (gain)/loss on disposal of operations 4 (2) - (13) 2 (4)
Salaries and benefits - severance costs
(e)
35 - 24 - - -
Salaries and benefits – other
(f)
- - 42 - - -
Shaping our Future expenditure
(g)
59 - - - - -
Gain on disposal of London headquarters
(h)
(99) - - - - -
HRH integration costs
(i)
- - 5 18 - -
Other operating expenses
(j)
- - 26 - - -
Accelerated amortization of intangibles assets
(k)
- - - 7 - -
Redomicile costs
(l)
- - - 6 - -
Adjusted Operating Income $551 $618 $600 $712 $767 $778
Operating Margin 22.7% 24.0% 17.8% 21.3% 22.6% 17.1%
Adjusted Operating Margin 22.7% 24.0% 21.2% 21.8% 23.0% 22.5%

Important disclosures regarding Non-GAAP measures (continued)
Operating Income to Adjusted Operating Income
See related footnotes on page 30
2010 2011
(In millions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Operating Income $301 $169 $106 $177 $238 $157 $90 $106
Excluding:
2011 Operational review charge
(a) - - - - 97 18 15 50
FSA regulatory settlement
(b) - - - - - 11 - -
Venezuela currency devaluation
(d)
12 - - - - - - -
Net (gain)/loss on disposal of operations - 2 - - (4) - - -
Adjusted Operating Income $313 $171 $106 $177 $331 $186 $105 $156
Operating Margin 31.0% 21.2% 14.5% 21.2% 23.6% 18.2% 11.8% 12.8%
Adjusted Operating Margin 32.2% 21.4% 14.5% 21.2% 32.8% 21.6% 13.8% 18.9%

Important disclosures regarding Non-GAAP measures (continued)
Net Income to Adjusted Net Income
See related footnotes on page 30
2006 2007 2008 2009 2010 2011
(In millions, except per share data) FY FY FY FY FY FY
Net Income attributable to Willis Group Holdings plc $449 $409 $302 $436 $455 $218
Excluding the following, net of tax:
2011 Operational review
(a) - - - - - 128
FSA regulatory settlement
(b) - - - - - 11
Make-whole amounts on repurchase and redemption of
Senior Notes and write-off of unamortized debt costs
(c)
- - - - - 131
Net (gain)/loss on disposal of operations 3 (2) - (11) 3 (4)
Venezuela currency devaluation
(d)
- - - - 12 -
Salaries and benefits - severance programs
(e)
25 - 17 - - -
Salaries and benefits - other
(f)
- - 30 - - -
Shaping our Future expenditure
(g)
41 - - - - -
Gain on disposal of London headquarters
(h)
(92) - - - - -
HRH financing (pre-close) and integration costs
(i)
- - 10 13 - -
Other operating expenses
(j)
- - 19 - - -
Accelerated amortization of intangibles assets
(k)
- - - 4 - -
Redomicile costs
(l)
- - - 6 - -
Premium on early redemption of 2010 bonds
(m)
- - - 4
- -
Adjusted Net Income $426 $407 $378 $452 $470 $484
Diluted shares outstanding 158 147 148 169 171 176
Net income
per diluted share
Adjusted net income
per diluted share
$1.24
$2.75
$2.66
$2.75
$2.58
$2.70 $2.77 $2.55 $2.67
$2.78 $2.04 $2.84

Important disclosures regarding Non-GAAP measures (continued)
Net Income to Adjusted Net Income
See related footnotes on page 30
2010 2011
(In millions, except per share data) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Net Income attributable to Willis Group Holdings plc $204 $89 $64 $98 $34 $85 $60 $39
Excluding the following, net of tax:
2011 operational review charge
(a) - - - - 69 12 11 36
FSA regulatory settlement
(b)
- - - - - 11 -
Net (gain)/loss on disposal of operations - 3 - - (4) - - -
Make-whole amounts on repurchase and redemption of
Senior Notes and write-off of unamortized debt costs
(d)
- - - - 124 - 1 6
Venezuela currency devaluation
(e) 12 - - - - - - -
Adjusted Net Income $216 $92 $64 $98 $223 $108 $72 $81
Diluted shares outstanding 170 171 171 172 174 176 176 176
Net income
per diluted share
Adjusted net income
per diluted share $0.57
$0.34
$0.41 $0.54
$0.20
$1.28
$0.37
$0.37
$0.52
$1.27
$0.57 $1.20 $0.22
$0.46
$0.48
$0.61

Important disclosures regarding Non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 30
2006 2007 2008 2009 2010 2011
(In millions) FY FY FY FY FY FY
Operating Income $552 $620 $503 $694 $753 $591
Excluding:
2011 operational review
(a) - - - - - 180
FSA regulatory settlement
(b) - - - - - 11
Venezuela currency devaluation
(d)
- - - - 12 -
Net (gain)/loss on disposal of operations 4 (2) - (13) 2 (4)
Salaries and benefits - severance costs
(e) 35 - 24 - - -
Salaries and benefits – other
(f) - - 42 - - -
Shaping our Future expenditure
(g) 59 - - - - -
Gain on disposal of London headquarters
(h)
(99) - - - - -
HRH integration costs
(i) - - 5 18 - -
Other operating expenses
(j) - - 26 - - -
Accelerated amortization of intangibles assets
(k) - - - 7 - -
Redomicile costs
(l) - - - 6 - -
Adjusted Operating Income $551 $618 $600 $712 $767 $778
Add back
Depreciation 49 52 54 64 63 69
Amortization of intangibles 14 14 36 93 82 68
Adjusted EBITDA $614 $684 $690 $869 $912 $915
Debt 800 1,250 2,650 2,374 2,267 2,369
Debt / Adjusted EBITDA 1.3 1.8 3.8 2.7 2.5 2.6

Important disclosures regarding Non-GAAP measures (continued)
Notes to the Operating Income to Adjusted Operating Income reconciliation and Net Income from Continuing
Operations to Adjusted Net Income from Continuing Operations reconciliation
(a) $50 million pre-tax charge in 4Q11 ($180 million in FY2011) relating to the 2011 operational review, including $34 million of severance costs relating to the elimination of approximately 400 positions in 4Q11 (or $98 million of severance costs relating to the elimination of approximately 1,200 positions in FY2011).
(b) Regulatory settlement with the Financial Services Authority (FSA).
(c) Make-whole amounts on repurchase and redemption of Senior Notes and write-off of unamortized debt costs
(d) With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar
Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-measurement of its net assets denominated in Venezuelan Bolivar Fuerte.
(e) Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended
December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges
(pre-tax) amounted to $24 million and $2 million for the years ended December 31, 2009 and 2008, respectively.
(f) Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts.
(g) In addition to severance costs and a net loss on disposal of operations, the Company incurred significant additional expenditure in 2006 to launch its strategic initiatives, including professional fees, lease termination costs and vacant space provisions.
(h) The gain on disposal of London headquarters is shown net of leaseback costs.
(i) 2009 HRH integration costs include $nil million severance costs ($2 million in 2008).
(j) Other operating expenses primarily relate to property and systems rationalization.
(k) The charge for the accelerated amortization for intangibles relates to the HRH brand name.  Following the successful integration of HRH into our North
American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North
America.  Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized.
(l) These are legal and professional fees incurred as part of the Company’s redomicile of its parent Company from Bermuda to Ireland.
(m) On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total premium on redemption, including fees, of  $5 million.

Commissions and Fees Analysis (a)
Important disclosures regarding Non-GAAP measures (continued)
(a) Effective January 1, 2011, the Company’s internal reporting structure has changed. The primary changes are: Global Markets International, previously reported within the International segment, is now reported in the Global segment. In addition, Mexico Retail, which was previously reported within the International segment, is now reported in the North America segment. Comparative data has been restated accordingly.
(b) Included in North America reported commissions and fees were legacy HRH contingent commissions of $nil million in the fourth quarter of 2011 compared with $nil million in the fourth quarter of 2010 and $5 million in 2011 compared with $11 million in 2010.
(c) Reported commissions and organic revenue growth for the twelve months ended December 31, 2011 included a first quarter 2011 favorable impact from a change in accounting methodology in a Global Specialty business of $6 million.
2011 2010 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
($ millions) % % %
% %
Three months ended
December 31, 2011
Global $213 $202 5 (1) - - 6
North America (b) 322 346 (7) - - - (7)
International 281 275 2 - - - 2
Commissions and Fees $816 $823 (1) - - - (1)
Twelve months ended
December 31, 2011
Global $1,073 $987 9 2 - - 7
North America (b) 1,320 1,369 (4) - - - (4)
International 1,027 937 10 5 - - 5
Commissions and Fees (c) $3,420 $3,293 4 2 - - 2

(a) Effective January 1, 2011, the Company’s internal reporting structure has changed. The primary changes are: Global Markets International, previously reported within the International segment, is now reported in the Global segment. In addition, Mexico Retail, which was previously reported within the International segment, is now reported in the North America segment. Comparative data has been restated accordingly.
(b) Included in North America reported commissions and fees were legacy HRH contingent commissions of $11 million in 2010 compared with
$27 million in 2009.
Important disclosures regarding Non-GAAP measures (continued)
Commissions and Fees Analysis (a)
2010 2009 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
($ millions) % % % % %
2010 Full year
Global $994 $931 7 - - - 7
North America (b) 1,369 1,381 (1) - - (1) -
International 937 898 4 (2) 1 - 5
Commissions and Fees $3,300 $3,210 3 (1) - - 4
2009 2008 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
($ millions) % % % % %
2009 Full year
Global $931 $894 4 (3) 3 - 4
North America (b) 1,381 925 49 - 56 (3) (4)
International 898 925 (3) (9) 1 - 5
Commissions and Fees $3,210 $2,744 17 (4) 20 (1) 2

WILLIS GROUP HOLDINGS Bank of America Merrill Lynch Insurance Conference February 16, 2012 Joe Plumeri Chairman and Chief Executive Officer